                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:   August 31, 2004
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        General Growth Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         GENERAL GROWTH PROPERTIES, INC.
                             110 NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606


To our Stockholders:

         A Special Meeting of Stockholders of General Growth Properties, Inc. will be held on Thursday, November 20, 2003 at 9:00 a.m. local time at the Company's principal executive offices located at 110 North Wacker Drive, Chicago, Illinois 60606. The Special Meeting is being held for the limited purpose of approving an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 210,000,000 to 875,000,000, change the par value of such shares from $.10 to $.01 per share and divide each outstanding share of common stock into three shares of common stock, constituting a three-for-one split of the common stock. Due to the limited purpose of the Special Meeting, our management team will not be making its usual presentation to stockholders regarding General Growth's business performance. Our Board of Directors unanimously recommends that stockholders approve the proposed amendment, which is more fully described in the accompanying materials.

         Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please complete the enclosed proxy card and return it in the envelope provided as promptly as possible, or follow the instructions on the proxy card for voting by telephone or over the Internet.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                                                           Very truly yours,

                                                           /s/ Matthew Bucksbaum

                                                           Chairman of the Board

Chicago, Illinois
October 27, 2003

                         GENERAL GROWTH PROPERTIES, INC.
                             110 NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 20, 2003

To our Stockholders:

         We are notifying you that a Special Meeting of Stockholders of General Growth Properties, Inc. will be held on Thursday, November 20, 2003 at 9:00 a.m. local time at our principal executive offices located at 110 North Wacker Drive, Chicago, Illinois 60606 for the following purposes:

         1. To approve an amendment to Article IV, paragraph A, of the Company's Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 210,000,000 to 875,000,000, change the par value of such shares from $.10 to $.01 per share and divide each outstanding share of common stock into three shares of common stock, which constitutes a three-for-one split of the common stock; and

         2. To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

The foregoing items of business are described in further detail in the enclosed proxy statement. Only stockholders of record at the close of business on October 20, 2003 are entitled to vote at the meeting or any postponement or adjournment of the meeting. A complete list of these stockholders will be available at our principal executive offices prior to the meeting.

         Please use this opportunity to take part in our affairs by voting your shares. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it in the envelope provided as promptly as possible, or follow the instructions on the proxy card for voting by telephone or over the Internet. Your proxy can be withdrawn by you at any time before it is voted.

                                             By order of the Board of Directors,

                                             /s/ Matthew Bucksbaum

                                             Chairman of the Board

Chicago, Illinois
October 27, 2003

                                TABLE OF CONTENTS


                                                                                                               PAGE

ABOUT THE SPECIAL MEETING........................................................................................1

         What is the purpose of the Special Meeting?.............................................................1

         What is the purpose of the proposed amendment and are there any risks for stockholders?.................1

         What is the Board's voting recommendation?..............................................................1

         Who is entitled to vote?................................................................................2

         What constitutes a quorum?..............................................................................2

         How do I vote my shares at the Special Meeting?.........................................................2

         Can I change my vote after I return my proxy card or after I vote by telephone or over the Internet?..................................................................2

         What vote is required to approve the amendment to the Certificate of Incorporation?.....................2

         Who will bear the costs of soliciting votes for the Special Meeting?....................................3

PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION.....................................................4

STOCK OWNERSHIP..................................................................................................8

          Common Stock Ownership of Certain Beneficial Owners....................................................8

          Equity Ownership of Management.........................................................................9

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING...................................................................10

OTHER MATTERS...................................................................................................10

                         GENERAL GROWTH PROPERTIES, INC.


                             110 NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                      -------------------------------------


                                 PROXY STATEMENT

                      -------------------------------------

         The Board of Directors of General Growth Properties, Inc. is asking for your proxy for use at the Special Meeting of Stockholders to be held on Thursday, November 20, 2003 at 9:00 a.m. local time at our principal executive offices located at 110 North Wacker Drive, Chicago, Illinois, and at any postponements or adjournments of the meeting. We are initially mailing this proxy statement and the enclosed proxy to our stockholders on or about October 27, 2003. In this proxy statement, we refer to General Growth Properties, Inc. as "we," "our" or "the Company."

                            ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

         At the Special Meeting, stockholders will be asked to approve an amendment to Article IV, paragraph A, of the Company's Second Amended and Restated Certificate of Incorporation, as amended (which we refer to as the "Certificate of Incorporation"), to increase the number of authorized shares of common stock of the Company from 210,000,000 to 875,000,000, change the par value of such shares from $.10 to $.01 per share and divide each outstanding share of common stock, into three shares of common stock, which constitutes a three-for-one split of the common stock. Management will also respond to questions from stockholders.

What is the purpose of the proposed amendment and are there any risks for stockholders?

         The purpose of the proposed amendment to the Certificate of Incorporation is to facilitate a three-for-one stock split of the common stock. Since the stock split will result in the division of each outstanding share of common stock into three shares of common stock, an increase in the number of shares of common stock authorized for issuance under the Certificate of Incorporation is necessary to permit the Company to carry out the stock split and have additional shares available for various corporate purposes. Because the current $.10 par value per share of common stock cannot be evenly divided by three, the Board of Directors has determined to change the par value of the common stock to $.01 per share.

         Although the absolute number of shares of common stock held by our stockholders will triple as a result of the stock split, the stock split will not alter any stockholder's proportionate interest in our Company. Please note, however, that the issuance of additional shares of common stock could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We refer you to "Possible Effects of the Proposed Amendment" on page 6 for further information.

What is the Board's voting recommendation?

         Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendation of the Board of Directors. The Board of

Directors recommends that you vote your shares "FOR" the approval of the proposed amendment to the Certificate of Incorporation.

Who is entitled to vote?

         Only stockholders of record at the close of business on the record date, October 20, 2003, are entitled to receive notice of the Special Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on.

What constitutes a quorum?

         If a majority of the shares outstanding on the record date are present at the Special Meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. As of the record date, we had [71,522,542] shares of common stock outstanding and entitled to vote. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

How do I vote my shares at the Special Meeting?

         If you are a "record" holder of our common stock (that is, if you hold your stock in your own name in the Company's stock records maintained by our transfer agent), you may complete and sign the proxy card and return it to the Company or deliver it in person. In addition, you may vote by telephone or over the Internet by following the instructions included with your proxy card. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for stockholders of record will close at 11:00 p.m. Eastern Standard Time on November 19, 2003.

         If you hold shares of our common stock in "street name" (that is, through a broker, bank or other nominee), you will need to obtain a proxy form from the institution that holds your shares and follow the voting instructions on that form.

Can I change my vote after I return my proxy card or after I vote by telephone or over the Internet?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the Special Meeting by delivering to the Secretary of the Company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the Special Meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request). To revoke a proxy previously submitted by telephone or over the Internet, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

What vote is required to approve the amendment to the Certificate of Incorporation?

         Approval of the amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares entitled to be voted on the proposal. As a result, abstentions and broker non-votes will have the effect of votes against the proposal.

Who will bear the costs of soliciting votes for the Special Meeting?

         The Company will bear the entire cost of the solicitation of proxies from its stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

                         PROPOSAL TO AMEND THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

BACKGROUND

         The Company's Certificate of Incorporation, as currently in effect, provides that the Company's authorized capital stock consists of 210,000,000 shares of common stock, par value $.10 per share, and 5,000,000 shares of preferred stock, par value $100 per share. On October 1, 2003, our Board of Directors unanimously approved an amendment to Article IV, paragraph A, of the Certificate of Incorporation to increase the number of authorized shares of common stock from 210,000,000 to 875,000,000, change the par value of such shares from $.10 to $.01 per share and divide each outstanding share of common stock into three shares of common stock, constituting a three-for-one split of the common stock. In accordance with Delaware law, the proposed amendment to the Certificate of Incorporation is subject to stockholder approval at the Special Meeting. The proposed amendment does not seek to increase the number of authorized shares of preferred stock.

         In the event that stockholder approval of the proposed amendment is obtained, the three-for-one stock split will become effective at the time that a certificate of amendment of the Certificate of Incorporation to be filed with the Delaware Secretary of State becomes effective, which is expected to be as of the close of business on the date of the Special Meeting. We refer to this date as the "effective date." Thereafter, each stockholder of record at the close of business on the effective date will be entitled to receive two additional shares of common stock for every share of common stock so held. The Company expects that certificates representing the additional shares will be mailed to stockholders on or about December 5, 2003. See "Implementation of the Stock Split," below, for further information. A form of the certificate of amendment to the Certificate of Incorporation is set forth as Appendix A to this proxy statement.

         As of October 20, 2003, out of 210,000,000 shares of common stock currently authorized for issuance under the Certificate of Incorporation, a total of [71,522,542] shares were issued and outstanding. No shares of preferred stock were issued and outstanding. Since the stock split will result in the division of each share of common stock issued and outstanding as of the effective date into three shares of common stock, an increase in the number of shares of common stock authorized for issuance under the Certificate of Incorporation is necessary to permit the Company to carry out the stock split and have additional shares available for various corporate activities. Because the current $.10 par value per share of common stock cannot be evenly divided by three, the Board has determined to change the par value of the shares of common stock to $.01 per share. This change in par value will have no adverse effect on stockholders.

         The shares of common stock issued in the stock split will have the same rights as the shares of common stock outstanding prior to the stock split. Each share will be fully paid and non-assessable and will carry the same voting rights as the outstanding shares. Although the absolute number of shares of common stock held by the Company's stockholders will triple as a result of the stock split, the stock split will not alter any stockholder's proportionate ownership interest in the Company. The Company intends to list the additional shares of common stock resulting from the stock split on the New York Stock Exchange.

PURPOSE OF THE STOCK SPLIT

         The purpose of the stock split is to shift the trading price of the common stock to a range that makes it more attractive to a broader spectrum of investors. Because the stock split will triple the number of outstanding shares of common stock, the Board expects that the split will generally have the effect of reducing the trading price of each share to approximately one-third of the pre-split trading price. The closing price of a share of common stock as listed on the New York Stock Exchange on October 20, 2003, was $[__.__]. The Board believes that this lower trading price will fall within a range that is more accessible for a wider audience of investors, particularly individual investors, which may be expected to increase the trading activity and broaden the marketability of the common stock. Of course, this reduction in the per share trading price will not reduce the total value of a current stockholder's ownership in the Company because there will be a proportionate increase in the number of shares owned.

CURRENT USES OF SHARES; POTENTIAL USES OF ADDITIONAL SHARES

         In addition to the [71,522,542] shares of common stock issued and outstanding as of October 20, 2003, as of such date, the Company had reserved for issuance the following number of shares of common stock, all of which would increase proportionately for the stock split: (a) [964,236] shares upon the exercise of outstanding options under the Company's 1993, 1998 and 2003 Incentive Stock Plans and [3,790,229] shares available for issuance under the 1998 and 2003 Incentive Stock Plans pursuant to future awards of stock options and, in the case of the 2003 Plan, restricted stock, (b) [235,162] shares available for issuance under the Company's Employee Stock Purchase Plan, (c) [886,193] shares available for issuance under the Company's Dividend Reinvestment and Stock Purchase Plan, and (d) [21,452,979] shares available for issuance upon either (x) the exchange, under certain circumstances, of common units of limited partnership interest in GGP Limited Partnership, a Delaware limited partnership for which the Company serves as the general partner and through which it conducts substantially all of its business, including common units issued upon conversion of preferred units of limited partnership interest in GGP Limited Partnership, or (y) the conversion of shares of preferred stock which may in the future be issued in exchange for such preferred units.

         Further, certain of the Company's joint venture partners and third-party institutional investors have, in connection with their ownership or security holdings in Company affiliates, exchange rights, rights of first refusal, buy-sell rights and/or other rights which the Company may elect to satisfy through the issuance of shares of common stock rather than cash or other consideration. The number of shares that could be issued in connection with any of such rights would depend on one or more variables, including property valuations and the market price of the common stock, and the Company estimates that, based on current market conditions and circumstances, these rights could, in the aggregate, result in the issuance of up to approximately [19] million shares.

         The Company also has a currently-effective shelf registration statement on file with the Securities and Exchange Commission. Pursuant to this shelf registration statement, the Company may sell, from time to time, in one or more public offerings, up to an aggregate offering amount of $2 billion of various types of securities, including common stock, preferred stock and debt securities, although the Company has no immediate plans to sell any such securities under the shelf registration statement.

         Other than as required for the stock split and except as described herein, the Company has no other immediate definitive plans, understandings, agreements or commitments to issue additional shares of common stock for any purpose. The Board believes that the availability of additional authorized shares of common stock will allow the Company to pursue suitable corporate activities similar to those undertaken in the past, including, for example, expanding the Company's business or properties through the acquisition of other businesses or properties, raising capital, providing equity incentives to employees, officers or directors and establishing strategic relationships and joint ventures with other companies and institutional investors, as well as allow the Company to pursue other corporate activities such as future stock splits of the common stock. The Board of Directors believes that the additional authorized shares of common stock will enable the Company to act quickly in response to suitable corporate opportunities, should the Company decide to use its shares for one or more of such corporate activities or otherwise.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

         If the stockholders approve the proposed amendment, the additional authorized shares of common stock would be available for issuance, as are the currently-authorized but unissued shares, without further action of the stockholders unless such action is required by applicable law or the rules of any securities exchange on which the Company's securities may be listed. Under the Certificate of Incorporation, holders of the common stock do not have preemptive rights, which means that they do not have the right to purchase shares in connection with any new issuance of common stock in order to maintain their proportionate interests in the Company. In addition, if the Board elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. The additional authorized shares of common stock could be used to discourage persons from attempting to gain control of the Company, by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. The Company is not currently aware of any effort to obtain control of the Company, and has no plans to use the new shares for purposes of discouraging any such effort.

         The Company adopted a Shareholder Rights Plan in November 1998. The Rights Plan is designed to protect stockholders from proposed takeovers which the Board believes are not in the best interests of the stockholders, by providing stockholders with certain rights to acquire capital stock of the Company or of an acquiring entity upon the occurrence of certain events. Although the Rights Plan provides for the issuance of the Company's preferred stock in the event rights become exercisable under the terms of the Rights Plan, the Company may, under certain circumstances, be required to issue a substantial number of shares of common stock. An increase in the number of authorized shares of common stock could, therefore, make a change in control of the Company more difficult by facilitating the operation of the Rights Plan.

IMPLEMENTATION OF THE STOCK SPLIT

         As discussed under "Background," above, each stockholder of record at the close of business on the effective date will be entitled to receive two additional shares of common stock for every share of common stock held. The effective date may be deferred until a later date for reasons of administrative convenience or if the Special Meeting is adjourned before action is taken on the proposed amendment to the Certificate of Incorporation. The Board reserves the right, even if the proposed amendment is approved by stockholders at the Special Meeting, not to effect the stock split if it determines in its sole discretion that implementing a stock split at such time is no longer in the best interests of the Company and its stockholders. In the event that the Board determines not to effect the stock split, the Company would not file the proposed amendment to the Certificate of Incorporation with the Delaware Secretary of State.

         On or about December 5, 2003, the Company expects to begin mailing certificates to registered stockholders representing two additional shares of common stock for each share of common stock held on the record date for the stock split. Certificates that currently represent outstanding shares of common stock will continue to represent the same number of shares of common stock after the effective date of the stock split. ACCORDINGLY, PLEASE DO NOT DESTROY YOUR EXISTING STOCK CERTIFICATES OR RETURN THEM TO THE COMPANY OR ITS TRANSFER AGENT. In addition, although your existing stock certificates bear a reference to the $.10 par value, and not the proposed $.01 par value, it will not be necessary for you to replace these existing stock certificates, as the appropriate adjustments to par value will be made on the Company's records.

         Stockholders whose shares are held in "street name" (that is, through a broker, bank or other nominee) will not receive certificates representing additional shares, but will be credited with additional shares of common stock in accordance with the procedures used by their brokers or other nominees. In addition, stockholders contemplating a sale of shares between the effective date of the stock split, expected to be on November 20, 2003, and the payment date for the additional shares, expected to be on or about December 5, 2003, should consult their brokers as to any procedures which may be involved in selling the additional shares prior to the receipt thereof.

TAX TREATMENT OF THE STOCK SPLIT

         Under existing United States federal income tax laws, the stock split will not result in gain or loss or realization of taxable income to holders of common stock. Immediately after the stock split, the tax basis of each share of common stock outstanding before the stock split will be divided equally among such share and the two additional shares of common stock received in the stock split, with each share of common stock having one-third of the tax basis of the original share in the hands of the stockholder immediately before the stock split. In addition, for United States federal income tax purposes, each additional share of common stock will be deemed to have been acquired at the same time as the original share with respect to which the additional share was issued.

         The laws of jurisdictions other than the United States may impose income taxes on the receipt of the additional shares. Stockholders should consult their own tax advisors with respect to these and other possible tax consequences of the stock split.

IMPACT OF THE STOCK SPLIT ON THE COMPANY'S PLANS

         Under the Company's long-term incentive plans (i.e., the 1993, 1998 and 2003 Incentive Stock Plans), the number of shares underlying outstanding stock options will be proportionately increased for the stock split, meaning that the number of underlying shares will triple, and the per share exercise price will be proportionately reduced, meaning that the per share price will be one-third of the pre-split price. You will not receive new stock option agreements reflecting these proportionate adjustments; rather the adjustments will be reflected in the Company's records. The total number of shares remaining available for grant under our long-term incentive plans, as well as under the Employee Stock Purchase Plan and Dividend Reinvestment Plan, will also increase in proportion to the stock split.

IMPACT ON THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS

         Once the change in par value becomes effective, the "common stock" line of stockholders' equity on the Company's consolidated balance sheet, which is required to be allocated an amount equal to the aggregate par value of the outstanding shares of common stock, will need to be adjusted due to the decrease in the par value of the outstanding common shares from $.10 to $.01 per share. Such adjustment will allocate the excess amount to the "additional paid-in capital" line of stockholders' equity. The Company's reported amounts of authorized and issued shares of common stock as reflected on the Company's consolidated balance sheet will also be adjusted on a three-for-one basis and will reflect the new $.01 par value per share.

         The stock split will affect all earnings per share amounts reflected on the consolidated statements of operations and comprehensive income, since earnings per share will be restated for the periods presented to reflect the increase in the number of shares of common stock outstanding. The stock split will not otherwise affect the Company's consolidated statements of operations and comprehensive income or the consolidated statements of cash flows, except to the extent of the costs of the Special

Meeting and related activities to effectuate the amendment and the stock split, which are not material to the Company.

THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                 STOCK OWNERSHIP

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following sets forth, as of October 15, 2003, certain information concerning each stockholder who is known by us to beneficially own 5% or more of our outstanding common stock. Unless otherwise noted, each stockholder has sole voting and investment power for all shares shown. The share amounts do not reflect the proposed stock split.

                                                                   NUMBER OF SHARES          APPROXIMATE
NAME AND ADDRESS                                                  BENEFICIALLY OWNED       PERCENT OF CLASS
----------------                                                  ------------------       ----------------
General Trust Company, as trustee
   300 North Dakota Avenue                                           17,399,180(1)             20.1%
   Suite 202
   Sioux Falls, South Dakota 57104
Deutsche Bank AG
   Taunusanlage 12, D-60325                                           4,160,718(2)              5.8%
   Frankfurt am Main
   Federal Republic of Germany

----------

(1) This amount includes 15,109,636 shares of common stock issuable, in certain circumstances, upon conversion of common units of limited partnership interest in GGP Limited Partnership. These units are owned by a partnership, the general partners of which are various trusts for which General Trust Company serves as trustee. The beneficiaries of the trusts are members of the Bucksbaum family which, for purposes hereof, include the descendants of Martin, Matthew and Maurice Bucksbaum, including John Bucksbaum, Chief Executive Officer and a director of the Company.

(2) According to a Schedule 13G filed by the reporting person with the SEC, this amount represents the aggregate number of shares beneficially owned by the Private Clients and Asset Management business group of Deutsche Bank AG and its subsidiaries and affiliates, including RREEF America, L.L.C. ("RREEF"), Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Bank Trust Company Americas ("DBTCA"). This amount excludes any shares beneficially owned by any other business group of Deutsche Bank AG or its subsidiaries or affiliates. RREEF, excluding the shares beneficially owned by DIMA and DBTCA, beneficially owns an aggregate of 3,685,749 shares, with sole voting and investment power with respect to all such shares. DIMA, excluding the shares beneficially owned by RREEF and DBTCA, beneficially owns an aggregate of 389,442 shares, with sole voting power and shared investment power with respect to all such shares. DBTCA, excluding the shares beneficially owned by RREEF and DIMA, beneficially owns an aggregate of 85,527 shares, with sole voting power with respect to all such shares, sole investment power with respect to 36,027 shares and no investment power with respect to 49,500 shares.

EQUITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 15, 2003, by (a) each of our directors, (b) each of the Chairman of the Board, Chief Executive Officer and the other four most highly compensated executive officers during the fiscal year ended December 31, 2002, and (c) all present directors and executive officers as a group. Unless otherwise noted, each person named in the table has sole voting and investment power for all shares shown.

                                                                                                      APPROXIMATE
DIRECTORS AND                                                               NUMBER OF SHARES            PERCENT
EXECUTIVE OFFICERS                                                         BENEFICIALLY OWNED           OF CLASS
------------------                                                         ------------------         -----------
Matthew Bucksbaum                                                          1,166,888(1)(2)                1.6%
John Bucksbaum                                                               186,267(1)(3)(4)              *
Alan Cohen                                                                     4,500(4)                    *
Anthony Downs                                                                 11,468(5)                    *
Bernard Freibaum                                                           1,264,602(6)                   1.8%
Robert Michaels                                                              250,732                       *
Frank Ptak                                                                     2,500(4)                    *
John Riordan                                                                   2,500(4)                    *
Beth Stewart                                                                   9,000(4)                    *
Jean Schlemmer                                                                34,711(4)                    *
Joel Bayer                                                                   216,052(4)                    *
All directors and executive officers as a group (12 persons)               3,170,265(7)                   4.4%

----------

*        Represents less than 1% of our outstanding common stock.

(1) This amount does not include shares of common stock beneficially owned by General Trust Company (see "Common Stock Ownership of Certain Beneficial Owners," above).

(2) This amount includes 838,245 shares beneficially owned by Mr. Bucksbaum as co-trustee of the Martin Bucksbaum Marital GST Trust. However, this amount excludes 4,481 shares of common stock beneficially owned by Mr. Bucksbaum's spouse and 240,644 shares of common stock beneficially owned by the Matthew and Carolyn Bucksbaum Family Foundation, as to which Mr. Bucksbaum disclaims beneficial ownership.

(3) This amount does not include 5,010 shares of common stock beneficially owned by Mr. Bucksbaum's spouse, as to which Mr. Bucksbaum disclaims beneficial ownership.

(4) This amount includes shares of our common stock that such person has the right to acquire within 60 days after the date of this table pursuant to stock options awarded under our long-term incentive plans. These amounts are as follows: Mr. John Bucksbaum, 8,000 shares; Mr. Cohen, 4,500 shares; Mr. Ptak, 2,500 shares; Mr. Riordan, 2,500 shares; Ms. Stewart, 6,000 shares; Ms. Schlemmer, 23,110 shares; and Mr. Bayer, 8,000 shares.

(5) This amount includes 8,500 shares beneficially owned by Mr. Downs as trustee of a trust for the benefit of his spouse.

(6) This amount does not include an aggregate of 4,000 shares of common stock beneficially owned by Mr. Freibaum's spouse, as to which Mr. Freibaum disclaims beneficial ownership.

(7) This amount includes an aggregate of 59,578 shares of common stock that our directors and executive officers have the right to acquire within 60 days after the date of this table pursuant to stock options awarded under our long-term incentive plans.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         Notice of any stockholder proposal that is intended to be included in our proxy statement and form of proxy for the 2004 annual meeting of stockholders must be received by us at our principal executive offices no later than December 5, 2003. Such notice must be in writing and must comply with the other provisions of Rule 14a-8 under the Securities Exchange Act of 1934. In addition, the persons named in the proxy for the 2004 annual meeting will have discretionary authority to vote with respect to any matter that is brought by any stockholder during the meeting and that is not described in the proxy statement for such meeting if we receive notice before February 6, 2004 or after March 8, 2004 that such matter would be raised at the meeting. Any notices regarding stockholder proposals must be received by us at our principal executive offices at 110 North Wacker Drive, Chicago, Illinois, 60606,
Attention: Corporate Secretary.

                                  OTHER MATTERS

         The Company knows of no other matters to be acted upon at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

                                                                      APPENDIX A


                            CERTIFICATE OF AMENDMENT
                                       OF
                           SECOND AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION OF
                         GENERAL GROWTH PROPERTIES, INC.


         It is hereby certified that:

                  1. The name of the Corporation is General Growth Properties, Inc. (the "Corporation").

                  2. The amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is as follows:

                  Paragraph A of Article IV thereof as it now exists is deleted in its entirety and the following new Paragraph A of Article IV is inserted in lieu thereof:

                                   "ARTICLE IV

                           "A. Classes and Number of Shares. The total number of
                  shares of all classes of capital stock that the Corporation shall have authority to issue is Eight Hundred Eighty Million (880,000,000) shares, consisting of (i) Five Million (5,000,000) shares of preferred stock, par value $100.00 per share (the "Preferred Stock") and (ii) Eight Hundred Seventy Five Million (875,000,000) shares of common stock, par value $0.01 per share (the "Common Stock"). At the effective time of this Certificate of Amendment, each issued and outstanding share of Common Stock shall be changed into three shares of Common Stock, so that at such time, each holder of record of issued and outstanding shares of Common Stock, automatically and without further action, shall be and become the holder of two additional shares of Common Stock for each share of Common Stock held of record immediately prior thereto."; and

                  3. The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, General Growth Properties, Inc. has caused this Certificate of Amendment to be executed by its duly authorized Secretary this __ day of November, 2003.

                                             GENERAL GROWTH PROPERTIES, INC.,
                                               a Delaware corporation


                                             By:
                                                --------------------------------
                                                Marshall E. Eisenberg, Secretary

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1:                               Mark Here for       [ ]
                                                                                                Address Change
                                                                                                or Comments
                                                                                                PLEASE SEE REVERSE SIDE



1. Approval of Amendment to the                                                             2. In their discretion, the proxies are
   Certificate of Incorporation                                                                authorized to vote upon such other
                                                                                               business as may properly come before
                                                                                               the meeting or any postponement(s) or
   FOR      AGAINST      ABSTAIN                                                               adjournment(s) thereof.
   [ ]        [ ]          [ ]

                                                                                               Mark here if you plan to attend the
                                                                                               meeting                           [ ]

                                         Please disregard if you have previously provided
                                         your consent decision.

                                         By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I
                                         understand that the Company may no longer distribute printed materials to me from       [ ]
                                         any future shareholder meeting until such consent is revoked. I understand that
                                         I may revoke my consent at any time by contacting the Company's transfer agent,
                                         Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

SIGNATURE                                              SIGNATURE                                              DATE
         ---------------------------------------------          ---------------------------------------------     ------------------
(Please sign this proxy as your name appears on the Company's corporate records. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.)

                     o DETACH HERE FROM PROXY VOTING CARD. o

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11PM EASTERN TIME
                     THE DAY PRIOR TO SPECIAL MEETING DAY.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
    IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

            INTERNET                                         TELEPHONE                                       MAIL
    http://www.eproxy.com/ggp                              1-800-435-6710
Use the Internet to vote your                    Use any touch-tone telephone to                     Mark, sign and date
proxy. Have your proxy card in                   vote your proxy. Have your proxy                       your proxy card
hand when you access the web              OR     card in hand when you call. You will      OR                and
site. You will be prompted to enter              be prompted to enter your control                     return it in the
your control number, located in                  number, located in the box below,                   enclosed postage-paid
the box below, to create and                     and then follow the directions given.                     envelope.
submit an electronic ballot.

               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE PROXY STATEMENT ON THE INTERNET AT:
http://www.generalgrowth.com

GENERAL GROWTH PROPERTIES, INC.                                            PROXY
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Matthew Bucksbaum, Beth Stewart and Marshall E. Eisenberg, and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of common stock, $.10 par value, of GENERAL GROWTH PROPERTIES, INC., standing in the name of the undersigned on the Company's books at the close of business on October 20, 2003, at the Special Meeting of Stockholders to be held at the Company's principal executive offices, 110 North Wacker Drive, Chicago, Illinois, at 9:00 a.m., local time, on November 20, 2003, or at any postponement(s) or adjournment(s) thereof, as follows:

     The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described Special Meeting of Stockholders or any postponement(s) or adjournment(s) thereof, or, if only one be present and acting, then by that one. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     o DETACH HERE FROM PROXY VOTING CARD. o


YOU CAN NOW ACCESS YOUR GENERAL GROWTH PROPERTIES, INC. ACCOUNT ONLINE.

Access your General Growth Properties, Inc. stockholder account online via Investor ServiceDirect(R)(ISD).

Mellon Investor Services LLC agent for General Growth Properties, Inc. Investor Services, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

    o View account status               o View payment history for dividends
    o View certificate history          o Make address changes
    o View book-entry information       o Obtain a duplicate 1099 tax form
                                        o Establish/change your PIN

              VISIT US ON THE WEB AT http://www.melloninvestor.com
                 AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN           STEP 2: LOG IN FOR ACCOUNT ACCESS        STEP 3: ACCOUNT STATUS SCREEN

You must first establish a Personal Identification   You are now ready to log in. To access   You are now ready to access your
Number (PIN) online by following the directions      your account please enter your:          account information. Click on the
provided in the upper right portion of the web                                                appropriate button to view or initiate
screen as follows. You will also need your Social    o SSN or Investor ID                     transactions.
Security Number (SSN) or Investor ID available to    o PIN
establish a PIN.                                     o Then click on the SUBMIT button        o Certificate History
                                                                                              o Book-Entry Information
THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION     If you have more than one account,       o Issue Certificate
IS PROTECTED USING SECURE SOCKET LAYER (SSL)         you will now be asked to select the      o Payment History
TECHNOLOGY.                                          appropriate account.                     o Address Change
                                                                                              o Duplicate 1099
o SSN or Investor ID
o PIN
o Then click on the ESTABLISH PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME